                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                          ZITEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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
                               ZITEL CORPORATION
                             47211 BAYSIDE PARKWAY
                               FREMONT, CA 94538

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 9, 2000

TO THE SHAREHOLDERS OF ZITEL CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Zitel Corporation, a California corporation (the "Company"), will be held on Thursday, March 9, 2000 at 3:00 p.m. local time at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California 95035 for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected.

    2.  To approve the 2000 Equity Incentive Plan.

    3. To approve the amendment of the 1995 Non-Employee Directors' Stock Option Plan to increase the number of shares that may be issued by 150,000 shares.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on January 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Anna M. McCann
                                          CORPORATE SECRETARY

Fremont, California
January 28, 2000

--------------------------------------------------------------------------------

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

--------------------------------------------------------------------------------

                               ZITEL CORPORATION
                             47211 BAYSIDE PARKWAY
                               FREMONT, CA 94538

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Zitel Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on March 9, 2000 at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California 95035.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

    The Company intends to mail this proxy statement and accompanying proxy card on or about January 28, 2000 to all shareholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on January 14, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 14, 2000, the Company had outstanding and entitled to vote 24,506,549 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to eight votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Corporate Secretary of the Company at the Company's principal executive office, 47211 Bayside Parkway, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

    The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 30, 2000. Unless a shareholder who wishes to bring a matter before the shareholders at the Company's 2001 Annual Meeting of Shareholders notifies the Company of such matter prior to December 14, 2000, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Bylaws presently authorize nine Board positions. The Board currently has no vacancies; however, a current director, Catherine P. Lego, has advised the Company that she does not wish to stand for reelection. Contemporaneously with the election of directors at the 2000 annual meeting, Ms. Lego's term as a director will end and the number of authorized Board positions will be reduced to eight. There are eight nominees for the eight Board positions. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, five directors, Messrs. Lonergan, King, Koen, Lanum and Regitz, having been elected by the shareholders, and three directors, Messrs. Gal, Khanna and Thompson, having been elected by the Board.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as Management may propose and the Board may approve. Each person nominated for election has agreed to serve if elected and Management has no reason to believe that any nominee will be unable to serve.

    The eight candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

    The names of the nominees and certain information about them are set forth below:

                                                             PRINCIPAL OCCUPATION/
NAME                                  AGE                POSITION HELD WITH THE COMPANY
----                                --------   --------------------------------------------------
William R. Lonergan...............     74      Chairman of the Board of Directors
Tsvi Gal..........................     39      First Vice President in Technology, Merrill Lynch
Raman Khanna......................     40      Chief Information Officer, Stanford University
Jack H. King......................     66      Former President and Chief Executive Officer
Philip J. Koen....................     47      Chief Financial Officer, Equinix, Inc.
Asa W. Lanum......................     52      President and Chief Executive Officer
William M. Regitz.................     60      Retired Manager, Intel Corporation
Edward F. Thompson................     61      Senior Advisor to Board of Directors, Fujitsu
                                               Limited

    William R. Lonergan has served as Chairman of the Board of Directors since July 1994 and as a Director of the Company since July 1983. Mr. Lonergan was a Partner of Oxford Partners, the general partner of several venture capital partnerships, from May 1983 to December 1994. Since January 1995, he has been a consultant to Oxford Partners. Mr. Lonergan is a Director of Dataware Technologies, Inc., a developer and marketer of high-performance, multi-platform and multi-lingual software.

    Tsvi Gal was elected a Director of the Company in December 1999. Mr. Gal has been First Vice President at Merrill Lynch and Chief Technology Officer of its Enterprise Technology Services group since May 1999. Prior to joining Merrill Lynch, Mr. Gal served as Executive Vice President and Chief Information Officer of North America applications for ABN AMRO Bank from 1996 to 1999. From 1994 to 1996, he served as a Senior Vice President of Bank of America. From 1988 to 1994, Mr. Gal served as a Vice President of Information Technology of Wells Fargo Bank, where his accomplishments included advances in Wells Fargo's use of open systems and the Internet.

    Raman Khanna was elected a Director of the Company in January 2000.
Mr. Khanna has served in several information technology positions with Stanford University since 1984, including most recently Chief Information Officer since 1997 and Executive Director, Information Technology Systems and Services, and Chief Technology Officer, from 1994 to 1997. He is a director of four privately held corporations. Mr. Khanna also was the founding member of the Internet II Steering Committee and is a member of the Internet2 Industry Strategy Council.

    Jack H. King has served as a Director of the Company since January 1987.
Mr. King served as President and Chief Executive Officer of Zitel from
October 1986 until July 1999. He retired from employment at Zitel in September 1999. Prior to joining Zitel, Mr. King served as President and Chief Executive Officer of Dynamic Disk, Inc., a manufacturer of thin film media, from 1984 to 1986. From 1981 to 1984, he served as President and Chief Operating Officer of Data Electronics, Inc., a cartridge tape drive manufacturer.
Mr. King is a director of Centura Software Corporation, a software developer.

    Philip J. Koen was elected a Director of the Company in January 1999.
Mr. Koen has served as Chief Financial Officer of Equinix, Inc., an Internet infrastructure company, since July 1999. Prior to joining Equinix, Mr. Koen was employed at PointCast, Inc., an Internet company, where he served as Chief Executive Officer from March 1999 to June 1999, Chief Operating Officer from November 1998 to March 1999 and Chief Financial Officer and Executive Vice President from July 1997 to November 1998. From December 1993 to May 1997, he served as Chief Financial Officer of Etec Systems, Inc., a maker of semiconductor equipment used to create photolithography mask patterns. Mr. Koen is a director of Centura Software Corporation, a software developer.

    Asa W. Lanum was elected a Director of the Company in January 1999 and, in July 1999, was named President and Chief Executive Officer of Zitel. Prior to joining Zitel, Mr. Lanum served as managing principal of The CTO Group, a consulting organization providing strategic marketing, product and technology advice to end users and systems vendors in the distributed, open systems and client server marketplace, beginning in March 1996. From September 1992 to January 1996, he served as Senior Vice President, Advanced Systems, and Chief Technology Officer for OpenVision Technologies, a supplier of integrated systems and network management software. From September 1989 to April 1992, he served as Chief Executive Officer and was a co-founder of Enterprise Technology, Inc., a developer of Intel-based, closely-coupled distributed multiprocessor UNIX server clusters.

    William M. Regitz has served as a Director of the Company since March 1983. He served in various positions since 1971 at Intel, most recently as Manager of Mobile Manufacturing, until his retirement in 1999.

    Edward F. Thompson was elected a Director of the Company in January 2000. Mr. Thompson has served as a Senior Advisor to the Board of Directors of Fujitsu Limited and as a director of several Fujitsu subsidiaries or portfolio companies since 1995. From 1976 to 1994, Mr. Thompson served in a series of management positions with Amdahl Corporation including, from 1983 to 1994, Chief Financial Officer and Secretary of Amdahl and Chief Executive Officer of Amdahl Capital Corporation. He is a member of the boards of directors and strategic advisory boards of several private companies.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended September 30, 1999, the Board of Directors held twenty meetings. The Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During the fiscal year ended September 30, 1999, the Audit Committee was composed solely of non-employee directors: Messrs. Koen and Lonergan, Ms. Lego and, until March 1999, Robert H. Welch. It met two times during such fiscal year.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and sales representatives under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended September 30, 1999, the Compensation Committee was composed solely of non-employee directors:
Messrs. Lanum, Lonergan, Regitz and Welch. Mr. Lanum served on the Compensation Committee from the time of his election to the Board in January 1999 until his hiring as an employee and appointment as an executive officer in July 1999.
Mr. Welch served on the Compensation Committee until March 1999. The Compensation Committee met six times during such fiscal year.

    During the fiscal year ended September 30, 1999, each Board member, except Mr. Koen, attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively. Mr. Koen attended all meetings of the Audit Committee held during the fiscal year ended
September 30, 1999; however, he was unable to attend two special meetings and one regular meeting of the Board.

                                   PROPOSAL 2
                   APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN

    The Company's 1990 Stock Option Plan (the "1990 Plan") expires
September 27, 2000. The Company grants stock options to its employees, directors and consultants under the 1990 Plan. As of January 14, 2000, options to purchase a total of 2,593,019 shares were outstanding under the 1990 Plan and options to purchase 289,404 shares remained available for grant thereunder (plus any cancelled or expired options that may be returned to the 1990 Plan). During the last fiscal year, under the 1990 Plan, the Company granted to all executive officers as a group options to purchase 600,000 shares of Common Stock at exercise prices of $1.65625 to $4.09375 per share, and to all employees (excluding executive officers), directors and consultants as a group options to purchase 492,000 shares at exercise prices of $1.22 to $4.09 per share. Except for Ms. Lego, who was granted an option to acquire 40,000 shares of Common Stock in April 1999, no non-employee director was granted an option under the 1990 Plan during the last fiscal year. To ensure that the Company can continue to grant options and other stock-based awards to employees, directors and consultants at levels determined appropriate by the Board and Compensation Committee of the Board, on November 2, 1999, the Board approved the 2000 Equity Incentive Plan (the "Incentive Plan"). The total number of shares authorized for issuance under the Incentive Plan is 1,000,000. In addition to approving the Incentive Plan, the Board approved the termination of the 1990 Plan, prior to its expiration, effective upon shareholder approval of the adoption of the Incentive Plan. All options outstanding under the 1990 Plan at the time of such plan's termination will continue in effect in accordance with their terms and the terms of such plan. All shares that remain available for grant under the 1990 Plan at the time of such plan's termination will cease to be reserved for issuance under such plan.

    Shareholders are requested in this Proposal 2 to approve the Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve the Incentive Plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Incentive Plan are outlined below:

GENERAL

    The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Certain Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

    The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 135 employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

    The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

    The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For this purpose, a "non-employee director" generally is a director who does not receive remuneration from the Company other than compensation for service as a director (except for amounts not in excess of specified limits applicable pursuant to Rule 16b-3 of the Exchange Act). An "outside director" generally is a director who is neither a current or former officer of the Company nor a current employee of the Company, does not receive any remuneration from the Company other than compensation for service as a director, and is not employed by, and does not have certain ownership interests in, an entity that receives remuneration from the Company (except within specified limits applicable under regulations issued pursuant to Section 162(m) of the Code). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

    Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors (including non-employee directors), and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

    No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

    No person may be granted options under the Incentive Plan exercisable for more than 500,000 shares of Common Stock during any calendar year
("Section 162(m) Limitation").

STOCK SUBJECT TO THE INCENTIVE PLAN

    An aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again becomes available for issuance under the Incentive Plan.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. If options are granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Certain Federal Income Tax Information." As of January 14, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market System was $2.5625 per share.

    The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

    OPTION EXERCISE. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Vesting typically will occur during the participant's continued service with the Company or an affiliate, whether such service is performed in the capacity of employee, director or consultant (collectively, "service") regardless of any change in the capacity of such service. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

    TERM. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

    The option term generally may be extended in the event that exercise of the option within these periods is prohibited.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    PAYMENT. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

    The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, pursuant to a deferred payment arrangement or in any other form of legal consideration acceptable to the Board.

    VESTING. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

    RESTRICTIONS ON TRANSFER. Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon such terms and conditions as are set in the applicable stock bonus or restricted stock purchase agreement.

RESTRICTIONS ON TRANSFER

    The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

    Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and as to the numbers of shares that may be covered by options granted each year to any participant under the
Section 162(m) Limitation. In addition, outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

    The Incentive Plan provides that, in the event of a sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("corporate transaction"), to the extent permitted by law, any surviving entity shall either assume or continue awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving entity refuses to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised, at the discretion of the Board, may be accelerated. An outstanding award will terminate if the participant does not exercise it before a corporate transaction. In addition, in the event of a securities acquisition representing 50 percent or more of the Company's combined voting power or a change in the Board composition representing 50 percent or more of the incumbent Board members, then, with respect to participants whose service has not terminated, the vesting of outstanding options, at the discretion of the Board, may be accelerated in full. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on November 1, 2009.

    The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary in order to comply with Rule 16b-3 of the Exchange Act or to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

CERTAIN FEDERAL INCOME TAX INFORMATION

    Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option increases the participant's alternative minimum taxable income, which determines whether and to what extent the participant may be liable for alternative minimum tax.

    If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

    Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

    To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

    There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock pursuant to
Section 83(b) of the Code. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

    Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the Code Section 162(m) deduction limitation. In accordance with Treasury regulations issued under
Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

    Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

                                   PROPOSAL 3
                        APPROVAL OF THE AMENDMENT TO THE
                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                        TO INCREASE THE NUMBER OF SHARES
                      THAT MAY BE ISSUED BY 150,000 SHARES

    In November 1999, the Company's Board of Directors adopted an amendment, subject to shareholder approval, to increase the number of shares reserved for issuance under the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") by 150,000 shares. In addition, in November 1999, the Board amended the Directors' Plan to (i) increase the number of options to purchase shares of the Company's Common Stock from 20,000 shares to 50,000 shares automatically granted to each person who becomes a Non-Employee Director (as defined below) of the Company, upon the date of their initial election to the Board; and (ii) increase the number of options to purchase shares of the Company's Common Stock from 10,000 shares to 12,500 shares automatically granted to each Non-Employee Director who has been a Non-Employee Director for at least three months, on the date of each annual meeting of shareholders. Pursuant to the terms of the Directors' Plan, the Board is not required to seek, and is not seeking, shareholder approval for these latter amendments. The Board adopted these amendments to facilitate the Company's goals of increasing the compensation of its Non-Employee Directors when shareholder value (represented by the trading price of the Company's stock) is increased and of attracting, over time, additional Non-Employee Directors of the Company.

    Shareholders are requested in this Proposal 3 to approve amendment of the Directors' Plan to increase the number of shares that may be issued by 150,000 shares. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and voting at the Annual Meeting will be required to approve this amendment of the Directors' Plan. For purposes of the vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the Directors' Plan are outlined below:

GENERAL

    In April 1995, the Company's Board of Directors adopted the Directors' Plan. The Directors' Plan was approved by the shareholders on January 25, 1996. An aggregate of 200,000 shares of Common Stock was initially reserved under the Directors' Plan. In January 1999, the Board of Directors adopted amendments to the Directors' Plan to increase to 400,000 the number of shares reserved thereunder and to amend certain other provisions of the Directors' Plan. In March 1999, the shareholders approved such increase in the number of shares reserved under the Directors' Plan. After the November 1999 amendments to the Directors' Plan described above, and subject to approval of this Proposal 3, the Directors' Plan currently provides for automatic periodic grants of options to purchase an aggregate of 550,000 shares.

    The Directors' Plan provides for automatic periodic grants of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code.

PURPOSE

    The purpose of the Directors' Plan is to retain the services of persons now serving as Non-Employee Directors of the Company (as defined below), to attract and retain the services of persons capable of serving on the Board of Directors of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

ADMINISTRATION

    The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

    The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

ELIGIBILITY

    The Directors' Plan provides that options may be granted only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of the Company or any affiliate. If all eight of the nominees for Director listed in Proposal 1 are elected, seven of such Directors will be eligible to participate in the Directors' Plan.

STOCK SUBJECT TO THE DIRECTORS' PLAN

    As amended, an aggregate of 550,000 shares of Common Stock are reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such options again becomes available for issuance under the Directors' Plan.

TERMS OF OPTIONS

    Each option under the Directors' Plan is subject to the following terms and conditions:

    AUTOMATIC PERIODIC GRANTS. Options are granted to Non-Employee Directors under the Directors' Plan automatically upon the occurrence of specified events. Pursuant to the terms of the Directors' Plan, options to purchase Common Stock of the Company are automatically granted as follows: (a) beginning November 1999, each person who becomes a Non-Employee Director of the Company shall, upon the date of initial election to the Board, automatically be granted an option to purchase 50,000 shares of Common Stock, and (b) beginning November 1999, each Non-Employee Director, who has been a Non-Employee Director for at least three months, will automatically be granted an option to purchase 12,500 shares of Common Stock on the date of each annual meeting of shareholders, commencing with the year 2000. During the fiscal year ended September 30, 1999, pursuant to the prior automatic periodic grant provisions of the Directors' Plan, Messrs. Koen and Lanum each were granted options to purchase 20,000 shares of the Company's Common Stock, and Messrs. Lonergan and Regitz and Ms. Lego each were granted options to purchase 10,000 shares of the Company's Common Stock. The exercise price of the options is equal to the fair market value of the Common Stock at the time of grant, which was $4.0625 per share in the case of the options granted to Messrs. Koen and Lanum and $2.5625 per share in the case of the options granted to Messrs. Lonergan and Regitz and Ms. Lego.

    OPTION EXERCISE. An option granted under the Directors' Plan becomes exercisable as follows: options granted pursuant to (a) above become exercisable on a monthly basis in equal installments over a four year period from date of grant, and options granted pursuant to (b) above become exercisable in equal quarterly installments over a period of one year from the date of grant; provided that, during the entire period prior to each such vesting date, the Non-Employee Director has served as a Non-Employee Director or employee of or consultant to the Company.

    EXERCISE PRICE; PAYMENT. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date such option is granted. The exercise price of options granted under the Directors' Plan must be paid with cash at the time the option is exercised.

    TERM. No option granted under the Directors' Plan is exercisable by any person after the expiration of ten years from the date the option is granted.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

RESTRICTIONS ON TRANSFER

    Under the Directors' Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirement of Rule 16b-3 under the Exchange Act and shall be exercised only by the person to whom such options are granted. During the lifetime of an optionee, an option may be exercised only by the optionee or his or her guardian or legal representative.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Directors' Plan and the class, number of shares and price per share of stock subject to outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a specified type of merger of the Company or capital reorganization in which more than fifty percent of the Company's voting securities are exchanged, the time during which options outstanding under the Directors' Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Directors' Plan at any time. Unless terminated earlier, the Directors' Plan will terminate on April 26, 2005.

    The Board may amend the Directors' Plan at any time, provided, however, that the Board shall not amend the Directors' Plan more than once every six months, with respect to the provisions of the Directors' Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Any amendment of the Directors' Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Directors' Plan, (b) modify the requirements relating to eligibility for participation in the Directors' Plan, or (c) modify any other provision of the Directors' Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act or Section 162(m) of the Code.

    Options granted before amendment or termination of the Directors' Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such options were granted.

CERTAIN FEDERAL INCOME TAX INFORMATION

    Stock options granted under the Directors' Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

    The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

    Options granted under the Directors' Plan are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Because the optionee is a director of the Company, under existing laws, the date of taxation (and the date of measurement of taxable ordinary income) may in some instances be deferred unless the optionee files an election under
Section 83(b) of the Code. The filing of an Section 83(b) election with respect to the exercise of an option may affect the time of taxation and the amount of income recognized at each such time. At the time the optionee recognizes ordinary income due to the exercise of the option, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. There are generally no tax consequences to the Company by reason of the disposition of the stock.

NEW PLAN BENEFITS

    Pursuant to the terms of the Directors' Plan, and irrespective of whether Proposal 3 is approved, Messrs. King, Koen, Lonergan and Regitz, upon their re-election as Non-Employee Directors of the Company at the Annual Meeting (see Proposal 1), will automatically be granted options to purchase 12,500 shares each of the Company's common stock, for a total of 50,000 shares of the Company's stock to be granted to all Non-Employee Directors as a group. Such grants will be effective on the date of the Annual Meeting and will be priced at the fair market value on the date of grant.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 14, 2000 by: (i) each current director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                             BENEFICIAL OWNERSHIP(1)
                                                         -------------------------------
                                                             NUMBER OF       PERCENT OF
BENEFICIAL OWNER                                              SHARES            TOTAL
----------------                                         -----------------   -----------
William R. Lonergan(2).................................             47,558             *

Tsvi Gal(2)............................................              2,084             *

Raman Khanna(2)........................................              6,042             *

Jack H. King(2)........................................            714,096           2.9%

Philip J. Koen(2)......................................              5,416             *

Asa W. Lanum(2)........................................            134,582             *

Catherine P. Lego(2)...................................             88,000             *

William M. Regitz(2)...................................            101,000             *

Edward F. Thompson(2)..................................              6,042             *

Larry B. Schlenoff(3)..................................                600             *

Henry C. Harris(2)(4)..................................            269,411           1.1%

Anna M. McCann(2)......................................             92,765             *

All current executive officers and directors
  as a group (11 persons)(2)...........................          1,466,996           5.8%

------------------------

 *  Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 24,506,549 shares outstanding on January 14, 2000, adjusted as required by rules promulgated by the Commission.

(2) Includes shares that certain directors and executive officers have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: William R. Lonergan, 46,000 shares; Tsvi Gal, 2,084 shares; Raman Khanna, 1,042 shares; Jack H. King, 303,500 shares; Philip J. Koen, 5,416 shares; Asa W. Lanum, 134,582 shares; Catherine P. Lego, 88,000 shares; William M. Regitz, 27,000 shares; Edward F. Thompson, 1,042 shares; Henry C. Harris, 265,500 shares; Anna M. McCann, 78,875 shares, and all current executive officers and directors as a group, 953,041 shares.

(3) Includes 600 shares held in the name of Mr. Schlenoff's wife.

(4) Includes 390 shares held in the name of Mr. Harris' minor child.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    During the fiscal year ended September 30, 1999, each non-employee director of the Company was paid a per meeting fee of $1,500. The total amount paid to non-employee directors for meeting fees was $54,000.00. The Board approved an increase in meeting fees, effective December 1999, such that each non-employee director will receive a per meeting fee of $2,500 for each meeting attended in person and a per meeting fee of $500 for each telephonic meeting attended. The Board also approved payment of an annual retainer of $12,000 to each non-employee director, beginning in the fiscal year ending September 30, 2000.

    In addition to per meeting fees paid during the fiscal year ended
September 30, 1999, Mr. Koen, Ms. Lego, Mr. Lonergan and Mr. Regitz were reimbursed $1,390.06, $295.89, $5,985.93 and $1,872.90, respectively, for out-of-pocket expenses in connection with their attendance at Board meetings. During the fiscal year ended September 30, 1999, Ms. Lego was paid $18,187.50 for consulting services provided to the Company in connection with a contemplated acquisition. Of such payments in fiscal year 1999, $8,812.50 constituted payment for services rendered during the prior fiscal year and $9,374.00 constituted payment for services rendered during fiscal year 1999. In addition, in April 1999, Ms. Lego was granted an option to acquire 40,000 shares of the Company's Common Stock under the 1990 Plan in connection with her consulting engagement. The options have an exercise price of $1.65625 per share, the fair market value on the grant date. One-third of the options vested immediately and the remaining two-thirds of the options vest in equal monthly installments over a period of eight months after the grant date. Prior to Mr. Lanum's hiring as an employee and appointment as an executive officer of the Company, the Company paid The CTO Group, a consulting organization of which Mr. Lanum was managing principal, consulting fees in the amount of $15,000 and reimbursed associated expenses of the CTO Group in the amount of $2,976.47.

    In April 1995, the Board adopted the Directors' Plan (see Proposal 3) to provide for the automatic periodic grant of options to purchase shares of Common Stock to Non-Employee Directors of the Company. On January 18, 1999, the date that Messrs. Koen and Lanum were elected to the Board, they were each granted an option to purchase 20,000 shares of the Common Stock of the Company under the Directors' Plan. The options have an exercise price of $4.0625 per share, the fair market value on the grant date. Such options have a term of ten years and become exercisable in monthly installments over a period of four years from the date of grant. On March 11, 1999, the date of the Annual Meeting of Shareholders, each person who was then a Non-Employee Director and had been a Non-Employee Director of the Company for at least three months, was granted options to purchase 10,000 shares of the Common Stock of the Company under the Directors' Plan. Messrs. Lonergan and Regitz and Ms. Lego each received such a grant. The options have an exercise price of $2.5625 per share, the fair market value on the grant date. Such options have a term of ten years and become exercisable in equal quarterly installments over a period of one year from the date of grant. See Proposal 3 for a description of recent amendments to the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

    The following table shows for the fiscal years ending September 30, 1997, 1998 and 1999 compensation awarded or paid to, or earned by, the two individuals who served as the Company's current Chief Executive Officer during the fiscal year ending September 30, 1999, and the three other individuals who served as executive officers during the fiscal year ending September 30, 1999 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                            ------------
                                                                             NUMBER OF
                                             ANNUAL COMPENSATION             SECURITIES
                                     ------------------------------------    UNDERLYING           OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY(1) ($)   BONUS ($)   OPTIONS (#)    COMPENSATION(2) ($)
---------------------------          --------   -------------   ---------   ------------   -------------------
Asa W. Lanum ......................    1999         39,135           --        320,000(3)             --
  President and Chief Executive
  Officer

Jack H. King ......................    1999        233,019           --        100,000             2,908
  Former President and Chief           1998        254,400           --         57,000(4)          2,518
  Executive Officer                    1997        251,631           --         60,000(4)          2,117

Henry C. Harris ...................    1999        199,099           --        100,000               933
  Senior Vice President, Strategic     1998        176,964           --         49,000(4)            810
  Planning and Alliances;              1997        159,824           --         20,000(4)            715
  President, Datametrics Systems
  Corporation

Anna M. McCann ....................    1999        165,077       18,125         50,000                --
  Vice President, Finance and          1998        142,115        4,000         29,500(4)             --
  Administration, Chief Financial      1997        116,455       10,000         20,000(4)             --
  Officer and Corporate Secretary

Larry B. Schlenoff ................    1999         66,636           --         50,000           196,206(5)
  Former Vice President, Chief         1998        177,491       46,476         96,000(4)         71,172(6)
  Financial Officer and Secretary      1997         25,577           --         80,000(4)          5,494(6)

------------------------

(1) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Unless otherwise noted, represents life insurance premiums for the benefit of the Named Executive Officers.

(3) Includes 20,000 shares underlying options granted to Mr. Lanum as a non-employee director prior to his being hired as an employee and appointed an executive officer of the Company.

(4) Certain options cancelled and repriced during fiscal years ended September 30, 1997 and September 30, 1998.

(5) Represents severance payments.

(6) Represents relocation payments.

                       STOCK OPTION GRANTS AND EXERCISES

    The Company grants stock options to its executive officers under the 1990 Plan and proposes to grant stock options to its executive officers in the future under the Incentive Plan. For the number of shares subject to outstanding options under the 1990 Plan and a description of the Incentive Plan, see Proposal 2.

    The following tables set forth, for the fiscal year ended September 30, 1999, certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS                                       POTENTIAL REALIZABLE
                               ------------------------                                         VALUE AT
                                             % OF TOTAL                                      ASSUMED ANNUAL
                                NUMBER OF     OPTIONS/                                    RATES OF STOCK PRICE
                               SECURITIES    GRANTED TO                                     APPRECIATION FOR
                               UNDERLYING    EMPLOYEES                                       OPTION TERM(1)
                                OPTIONS/     IN FISCAL    EXERCISE OR BASE   EXPIRATION   ---------------------
NAME                           GRANTED (#)    YEAR (%)      PRICE ($/SH)        DATE       5% ($)      10% ($)
----                           -----------   ----------   ----------------   ----------   ---------   ---------
Asa W. Lanum(2)..............     20,000         1.9            4.0625         1/17/09      51,098     129,492
                                 300,000        28.5              1.75         7/28/09     330,170     836,715

Jack H. King(3)..............    100,000         9.5           1.65625         4/28/09     104,161     263,964

Henry C. Harris(3)...........     50,000         4.8           4.09375        10/28/08     128,727     326,219
                                  50,000         4.8           1.65625         4/28/09      52,080     131,982

Anna M. McCann(3)............     25,000         2.4           4.09375        10/28/08      64,363     163,110
                                  25,000         2.4           1.65625         4/28/09      26,040      65,991

Larry B. Schlenoff(3),(4)....     50,000         4.8           4.09375        10/28/08     128,727     326,219

------------------------

(1) Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the options.

(2) Options to acquire 20,000 shares were granted to Mr. Lanum under the Directors' Plan. Such options vest over a four-year period with one forty-eighth of the options vesting in each of the first forty-eight months of its ten-year term. Such options were granted to Mr. Lanum in January 1999 because he was not then an employee of Zitel. Solely for purposes of calculating the percentage of total options granted to employees during the fiscal year ended September 30, 1999 that are represented by such option grant, such option grant has been treated as an option grant to an employee. Options to acquire 300,000 shares were granted to Mr. Lanum under the 1990 Plan and vest over a three-year period with 25% of the options vested immediately and 25% of the options vesting in each of the first three years of its ten-year term. Under the terms of the 1990 Plan, the Board of Directors may reprice or accelerate the options granted under such plan.

(3) All options were granted under the 1990 Plan. Options granted at an exercise price of $4.09375 vest upon the earlier of the closing of an acquisition by Zitel that was contemplated at the time of grant or one year from the date of grant. Options granted at an exercise price of $1.65625 vest over a one-year period with one-quarter of the options vesting in each of the first four calendar quarters of its ten-year term. The Board of Directors may reprice or accelerate the options under the terms of such plan.

(4) Mr. Schlenoff left the employ of the Company in January 1999, prior to the vesting of any of his options. All of Mr. Schlenhoff's options were cancelled without being exercised and, therefore, currently have no potential realizable value.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                       NUMBER OF SECURITIES
                                                                                      UNDERLYING UNEXERCISED
                                        SHARES ACQUIRED ON                             OPTIONS AT FY-END (#)
NAME                                     EXERCISE (#)(1)     VALUE REALIZED ($)(2)   EXERCISABLE/UNEXERCISABLE
----                                    ------------------   ---------------------   -------------------------
Asa W. Lanum..........................            --                     --               78,333/241,667

Jack H. King..........................            --                     --              303,500/0

Henry C. Harris.......................        25,274                 74,242              233,000/60,000
                                               5,726                 16,820

Anna M. McCann........................         4,000                  3,000               59,000/38,500

Larry B. Schlenoff....................            --                     --                   --

------------------------

(1) Mr. Harris' and Ms. McCann's exercises of such options were in anticipation of the expiration of the options.

(2) Value realized is based upon the fair market value of the Company's Common Stock on the date of exercise less the exercise price and does not necessarily indicate that the optionee sold such stock.

                     PERFORMANCE MEASUREMENT COMPARISON(1)

    The following chart shows the value of an investment of $100 on September 30, 1994 in cash of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market-US Index and (iii) the Hambrecht & Quist Technology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30 of each year:

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
         AMONG ZITEL CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS
         ZITEL CORPORATION  NASDAQ STOCK MARKET (U.S.)  HAMBRECHT & QUIST TECHNOLOGY
9/94                   100                         100                           100
9/95                   134                         138                           175
9/96                   232                         164                           192
9/97                   576                         225                           287
9/98                    78                         229                           267
9/99                    29                         372                           514

------------------------

(1) This section is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

    The Company's executive compensation generally consists of a base salary, a cash bonus and long-term incentive stock options. Annual compensation for executive officers and certain non-officer vice presidents of the Company, other than the President, is recommended by the President and is reviewed and approved by the Compensation Committee. The individual salary recommendations may vary based on the President's judgment regarding the value of a position in the Company, performance of the executive and comparative compensation for like positions at other companies of similar size in their area, derived from salary survey data and other sources.

    The annual compensation for the President is recommended by the Compensation Committee and approved by the non-employee members of the Board of Directors. The Committee determines the President's annual compensation based on the same criteria and the same survey as used for officers, with the objective of placing his salary at the median for presidents of comparable companies.

    The Company believes that compensation of the key executives should be sufficient to attract and retain highly qualified personnel and should also provide meaningful incentives for measurable superior performance. The Company seeks to reward achievement of long-term and short-term performance goals. The Company currently does not provide retirement benefits to its executive officers, other than the availability of a 401(k) plan.

    During fiscal year 1999, the Company did not establish a formal bonus plan.

    The Compensation Committee uses stock option grants to further align the interests of shareholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. The Committee considers the number of options previously granted and the proportion that have vested in making its decisions. Stock option grants, other than for the President, are made periodically at the recommendation of the President with the approval of the Compensation Committee. The Committee makes option grants to the President on the same basis as for other officers. Options are granted with an exercise price equal to the full market value of the Company's Common Stock on the date of grant. In light of these factors, and in order to provide an incentive to management to achieve the Company's operational goals, in October 1998, the Committee approved option grants of 50,000 shares each to Mr. Harris, the Company's Senior Vice President, Strategic Planning & Alliances, and
Mr. Schlenoff, then the Company's Vice President of Finance and Administration, and of 25,000 shares to Ms. McCann, then the Company's Vice President, Chief Accounting Officer, each at an exercise price of $4.09375 per share. In
April 1999, the Committee approved 50,000 shares to Mr. Harris and 25,000 shares to Ms. McCann, then the Company's Vice President of Finance and Administration, each at an exercise price of $1.65625 per share.

    The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation."

    During fiscal year 1999, the Company reported an increase in net sales of 3.6% and a net loss of $0.59 per share. Accordingly, except with respect to one officer, the Compensation Committee did not approve a discretionary bonus for the officers. In November 1998, the Compensation Committee authorized the payment to one officer of a bonus of $18,125 at the end of March 1999, as an inducement to cause such officer to remain in the employ of the Company through such date. In December 1998, the Committee approved a raise for one officer totaling 10% effective December 28, 1998 and a raise for one officer

------------------------

(1) This section is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

totaling 20% effective January 11, 1999. The President's salary was not changed during the fiscal year until Mr. King resigned as President in July 1999. At that time, Mr. Lanum was named President, with an annual base salary 8% higher than Mr. King's former salary. The President's salary was not changed otherwise during the fiscal year.

                                          COMPENSATION COMMITTEE

                                          William R. Lonergan
                                          William M. Regitz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As noted above, during the fiscal year ended September 30, 1999, the Company's Compensation Committee consisted of Messrs. Lanum, Lonergan, Regitz and Welch. Mr. Lanum served on the Compensation Committee from January 1999 until July 1999, when he became an employee and executive officer of the Company. Mr. Welch served on the Compensation Committee until March 1999.
Mr. Welch served as President, Chief Executive Officer and Director of the Company from 1979 to October 1986. Mr. Welch was Chairman of the Board of the Company from October 1986 to November 1987 and remained a Director until March 1999.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Anna M. McCann
                                          CORPORATE SECRETARY

January 28, 2000

                                ZITEL CORPORATION
                            2000 EQUITY INCENTIVE PLAN

                             ADOPTED NOVEMBER 2, 1999
                      APPROVED BY SHAREHOLDERS MARCH 9, 2000
                        TERMINATION DATE:  NOVEMBER 1, 2009

1.  PURPOSES.

    (a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

    (b) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

    (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.  DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

    (b)  "BOARD" means the Board of Directors of the Company.

    (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

    (e)  "COMMON STOCK" means the common stock of the Company.

    (f)  "COMPANY" means Zitel Corporation, a California corporation.

    (g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

    (h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

    (i)  "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (j)  "DIRECTOR" means a member of the Board of Directors of the Company.

    (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

    (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

    (m)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

    (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

    (u) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

    (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (w) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

    (x)  "PLAN" means this Zitel Corporation 2000 Equity Incentive Plan.

    (y) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

    (z)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

    (aa) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

    (bb) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (cc) "TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.  ADMINISTRATION.

    (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)   To amend the Plan or a Stock Award as provided in Section
12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

    (c) DELEGATION TO COMMITTEE.

          (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. During such times as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

    (d) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.  SHARES SUBJECT TO THE PLAN.

    (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate One Million (1,000,000) shares of Common Stock.

    (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

    (c) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

    (b)  TEN PERCENT SHAREHOLDERS.   A Ten Percent Shareholder shall not be
granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

    (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than Five Hundred Thousand (500,000) shares of Common Stock during any calendar year.

    (d)  CONSULTANTS.

    A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (E.G., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

    (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

    (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market

Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

    (d) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or
(ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

    In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

    (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.
 Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

    (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

    (h) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

    (i) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

    (j) DISABILITY OF OPTIONHOLDER. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

    (k) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

    (l) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

    (m)  RE-LOAD OPTIONS.

         (i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

         (ii) Any such Re-Load Option shall (1) except as provided in subsection 6(m)(iii) below, be exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.
 Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

         (iii) Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.  PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

    (a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

         (i) CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

         (ii) VESTING. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

         (iv) TRANSFERABILITY. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

    (b) RESTRICTED STOCK PURCHASE AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

         (i) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

         (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either:
(i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, the payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         (iii) VESTING. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

         (v) TRANSFERABILITY. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.  COVENANTS OF THE COMPANY.

    (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

    (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

    (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

    (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause,
(ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

    (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

    (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or
(iii) delivering to the Company owned and unencumbered shares of Common Stock.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

    (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

    (c) ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then to the extent permitted under applicable law: (x) the surviving entity (or if the surviving entity is a controlled affiliate of any other entity, then the entity that ultimately controls the survivor) shall assume or continue such Stock Awards outstanding under the Plan or may substitute similar Stock Awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c) for those outstanding under the Plan). In the event the surviving entity (or if the surviving entity is a controlled affiliate of any other entity, then the entity that ultimately controls the survivor) refuses to assume or continue such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, then, with respect to Stock Awards held by Participants then performing services for the Company, the time at which such Stock Awards become vested and, if such Stock Awards are Options, become vested and exercisable, may, at the Board's sole discretion, be accelerated and the Stock Awards (whether or not held by Participants then performing services) terminated upon the occurrence of such event.

    (d) CHANGE IN CONTROL--SECURITIES ACQUISITION. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, at the Board's sole discretion, be accelerated in full; provided, however, that this subsection 11(d) shall not apply if the securities acquisition described in this subsection 11(d) is the result of or also constitutes a transaction described in subsection 11(c) above, in which case the provisions of subsection 11(c) shall apply.

    (e) CHANGE IN CONTROL--CHANGE IN INCUMBENT BOARD. In the event that the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, then with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, at the Board's sole discretion, be accelerated in full; provided, however, that this subsection 11(e) shall not apply if the change in the Incumbent Board described in this subsection 11(e) occurs solely as a result of and/or following a transaction described in subsection 11(c), in which case the provisions of subsection 11(c) shall apply. If the election, or nomination for election, by the Company's stockholders of any new Director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered as a member of the Incumbent Board.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

    (b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

    (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective on the date this Plan is approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. CHOICE OF LAW.

    The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                               ZITEL CORPORATION

                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

             Adopted by the Board of Directors on April 27, 1995
                 Approved by Shareholders on January 25, 1996
                Adjusted 2-for-1 Stock Split November 27, 1996
            Amended by the Board of Directors on January 4, 1999
            Amended by the Board of Directors on November 2, 1999
               Approved by the Shareholders on March 9, 2000

1.  PURPOSE.

    (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Zitel Corporation (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

    (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended from time to time (the "Code").

    (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

    (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the
"Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate five hundred fifty thousand (550,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  ELIGIBILITY.

    (a) Options shall be granted only to Non-Employee Directors of the Company.

5.  NON-DISCRETIONARY GRANTS.

    (a) Upon the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director automatically shall be granted an option to purchase thirty thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein, provided that such Non-Employee Director has not received a discretionary stock option grant from the Company during the period beginning twelve (12) months prior to the Adoption Date and ending on the Adoption Date.

    (b) Each person who is, on or after November 2, 1999 (the "Amendment Date"), elected for the first time to be a Non-Employee Director automatically shall, upon the date of his initial election to be a Non-Employee Director by the Board or shareholders of the Company, be granted an option to purchase fifty thousand (50,000) shares of common stock of the Company on the terms and conditions set forth herein.

    (c) On the date of each annual meeting of shareholders following the Amendment Date, each person who is then a Non-Employee Director, and has been a Non-Employee Director for at least three (3) months, automatically shall be granted an option to purchase twelve thousand five hundred (12,500) shares of common stock of the Company on the terms and conditions set forth herein.

6.  OPTION PROVISIONS.

    Each option shall be subject to the following terms and conditions:

    (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason (including due to the optionee's death), the option (whether granted before or after the Amendment Date) shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of such termination of service. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of all such service under the provisions of subparagraph 6(e).

    (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

    (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

         (i) Payment of the exercise price per share in cash at the time of exercise; or

         (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

        (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

    Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

    (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange
Act of 1934 (a "QDRO") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to a QDRO. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

    (e) Options granted under subparagraph 5(a) and options granted as in effect prior to the Amendment Date under subparagraph 5(b) shall become exercisable in equal quarterly installments over a period of three (3) years from the date of grant options granted under subparagraph 5(b) on or after the Amendment Date shall become exercisable on a monthly basis in equal installments over a period of four (4) years from date of grant; and options granted under subparagraph 5(c) shall become exercisable in equal quarterly installments over a period of one (1) year from the date of grant; provided in each such case that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

    (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

    (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.  COVENANTS OF THE COMPANY.

    (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.  MISCELLANEOUS.

    (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

    (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

    (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or shareholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

    (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

    (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

    (f) As used in this Plan, fair market value means, as of any date, the value of the common stock of the Company determined as follows:

         (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es), maximum number of shares and type of security subject to the Plan and the class(es), type of security, and number of shares and price per share of stock subject to outstanding options.

    (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

    (a) The Board at any time, and from time to time, may amend the Plan, PROVIDED, HOWEVER, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in

    (b) stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares which may be issued under the Plan;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

          (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

    (c) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 26, 2005. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

    (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

    (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the shareholders of the Company.

    (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                               ZITEL CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 9, 2000

     Asa W. Lanum or Anna M. McCann, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of ZITEL CORPORATION to be held at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California 95035, 3:00 p.m. local time on March 9, 2000 and at any postponements or adjournments of that meeting, as set forth on the reverse, and in their discretion upon any business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, IN FAVOR OF THE MATTERS AS DESCRIBED IN PROPOSALS 2 AND 3, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND EACH OF THE PROPOSALS LISTED BELOW.

               FOR                WITHHOLD              NOMINEES                                          FOR   AGAINST   ABSTAIN
           all nominess       authority to vote    William R. Lonergan,
         listed at right      for all nominees     Tsvi Gal, Raman Khanna,
      (except as indicated)   listed at right      Jack M. King, Philip J. Koen,
                                                   Asa W. Lanum, William W. Regitz,
                                                   Edward F. Thompson
PROPOSAL 1:                                                                  PROPOSAL 2: TO APPROVE THE   / /     / /       / /
ELECTION OF   / /                / /                                         2000 EQUITY INCENTIVE PLAN.
DIRECTORS.
                                                                             PROPOSAL 3: TO APPROVE THE   / /     / /       / /
                                                                             1995 NON-EMPLOYEE DIRECTORS'
                                                                             STOCK OPTION PLAN, AS
                                                                             AMENDED TO INCREASE THE
  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,    NUMBER OF SHARES THAT MAY
  STRIKE A LINE THROUGH SUCH NOMINEE'S NAME)                                 BE ISSUED BY 150,000 SHARES.
_____________________________________________









                    SIGNATURE(S)                                               DATED           20
                                   ----------------------------------------          --------    --

                                   ----------------------------------------
NOTE: (PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON INDICATING YOUR OFFICIAL
TITLE WHEN SIGNING IN A REPRESENTATIVE CAPACITY)